UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 2005


                               MRU HOLDINGS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                   000-33487                 33-0954381
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)

         1114 AVENUE OF THE AMERICAS
              NEW YORK, NEW YORK                             10036
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (212) 754-0774
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 31, 2005, the Registrant announced that it has entered into a definitive securities purchase agreement with Battery Ventures VII, L.P., a leading venture capital firm focused on investing in technology companies ("Battery Ventures"), and Merrill Lynch Private Equity Partners, a division of Merrill Lynch Investment Managers focusing on investing in venture capital and leveraged buyout transactions and funds ("Merrill Lynch"), (collectively the "Investors"), pursuant to which several funds of the Investors will purchase, in a private placement transaction, shares of a new series of preferred stock of the Registrant to be designated the Series B Convertible Preferred Stock, par value $.001 (the "Series B Preferred Stock") at the purchase price of $3.80 per share or an aggregate price of $25 million. The Registrant shall issue warrants to the Investors to purchase a total of 2,138,158 shares of the Series B Preferred Stock at $3.80 per share for a three year period. The transaction is anticipated to close on or about February 10, 2006.

The closing of the transaction is subject to certain closing conditions including the filing of an Amended and Restated Certificate of Incorporation to create the Series B Preferred Stock and amend the relative powers, preferences and rights as between the authorized classes and series of the Registrant's preferred stock. The holders of the Series B Preferred shall be entitled to receive cumulative dividends on the Series B Preferred at a rate equal to 6% of the purchase price payable annually in arrears in additional shares of Series B Preferred. The Series B Preferred shall rank senior to all shares of the Registrant's common stock and preferred stock. The Amended and Restated Certificate of Incorporation will be filed with the Securities and Exchange Commission on Form 8-K, as required.

The Registrant agreed to prepare and file with the Securities and Exchange Commission a registration statement registering for resale the shares of common stock issuable on conversion of the shares of Series B Preferred Stock and on conversion of the shares of Series B Preferred Stock issuable on exercise of the warrants issued to the Investors and to use its best efforts to cause the Commission to declare such registration statement effective as promptly as practicable but in no event later than the one year anniversary of the closing date of the transaction.

The exercise price of the warrants issued to the Investors is subject to reduction, in the event that such registration statement is not filed at least 60 days prior to the one year anniversary of the closing date; a request for acceleration in accordance with Rule 461 promulgated under the Securities Act is not filed within two trading days after the date on which the Registrant is notified by the Commission that such registration statement will not be "reviewed," or is not subject to further review; the registration statement is not declared effective on or before the one year anniversary of the closing date or the registration statement ceases for any reason to remain continuously effective on each such event and on the same date of each month thereafter until the applicable event is cured.

The securities purchase agreement is subject to termination on the written agreement of the Investors and the Company, by the Company or the Investors if the closing does not occur by February 28, 2006, or by the Investors if any of the conditions precedent have not been satisfied or waived on or prior to February 28, 2006.

The Registrant is required to pay to the Investors a termination payment in the event of a termination caused by the transaction not closing prior to February 28, 2006 or conditions precedent not having been satisfied or waived by such date in an amount equal to the greater of: (i) $2,500,000 or (ii) the aggregate of (x) all reasonable fees and expenses of the Investors plus (y) an amount equal to (A) 1.5 times the difference (if positive) in the closing price of a share of common stock of the Registrant on the date of such termination compared to the closing price of a share of common stock of the Registrant on the date of the securities purchase agreement, multiplied by (B) the number of shares of common stock into which the shares of Series B Preferred and the warrants would have converted had such shares been issued on the termination date. However if a termination relates solely to the failure to satisfy those conditions precedent to closing relating to the Investors' satisfaction with the results of their due diligence or the Registrant's amending its By-laws in a form satisfactory to Investors, the sole liability of the Registrant shall be for the reasonable fees and expenses of the Investors incurred as the result of the transaction.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
     ------------------ ------------------------------------------------------------------------------------
     EXHIBIT NO.        EXHIBIT
     ------------------ ------------------------------------------------------------------------------------
     10.1               Securities Purchase Agreement dated December 31, 2005 among MRU Holdings, Inc.,
                        Battery Ventures VII, L.P. and Merrill Lynch Private Equity Partners.
     ------------------ ------------------------------------------------------------------------------------
     99.1               Press release of MRU Holdings, Inc. dated January 5, 2006.
     ------------------ ------------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MRU HOLDINGS, INC.



Date: January 6, 2006                   By: /s/ Vishal Garg
                                           --------------------------------
                                           Name: Vishal Garg
                                           Title: Chief Financial Officer

EXHIBIT INDEX

------------------ ------------------------------------------------------------------------------------
EXHIBIT NO.        EXHIBIT
------------------ ------------------------------------------------------------------------------------
10.1               Securities Purchase Agreement dated December 31, 2005 among MRU Holdings, Inc.,
                   Battery Ventures VII, L.P. and Merrill Lynch Private Equity Partners.
------------------ ------------------------------------------------------------------------------------
99.1               Press release of MRU Holdings, Inc. dated January 5, 2006.
------------------ ------------------------------------------------------------------------------------